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                                                                   Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 24, 1996 appearing on page 20 of Proxim, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995.



PRICE WATERHOUSE LLP
San Jose, California
June 28, 1996